Exhibit 32.2

Certification of Periodic Financial Reports

I, John T. Drexler, Senior Vice President and Chief Financial Officer of Arch Coal, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Arch Coal, Inc.

/s/ John T. Drexler
John T. Drexler
Senior Vice President and Chief Financial Officer
Date: November 8, 2012